UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06674

Exact name of registrant as specified in charter:	The Greater China
Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2007

Date of reporting period:	6/30/2007

Item 1 – Reports to Stockholders –

The Greater China Fund, Inc.

Interim Report of the Investment Manager
For the six months ended June 30, 2007

Overview
The market remained on an uptrend throughout the first six months of 2007 – aside from the one significant pullback in early March, triggered by a correction in the A-share market. Despite various concerns over valuation, rising inflation and interest rate rises, liquidity continued to flow into China. The relaxation of QDII (Qualified Domestic Institutional Investors) regulations served as a strong catalyst for a further re-rating of China stocks, particularly the H-share listed market in Hong Kong. The period also saw a marked divergence in performance with mid-small cap stocks outperforming the broader index supported by strong market liquidity and increased risk appetite towards China.

Performance
The Fund performed well over the six-month period and outperformed the reference benchmark, the MSCI Zhong Hua Index. In net asset value terms, the Fund was up 32.0% while the MSCI Zhong Hua Index was up 15.0%.

Fund performance mainly benefited from the following: (1) a positive stance on China infrastructure spending – the period saw China Communications Construction Co. Ltd. perform strongly on positive earnings surprise and upgraded forecasts; (2) an overweight position in selective Chinese financial stocks such as China Merchants Bank; (3) exposure to the Chinese property sector; (4) exposure to selective industrial stocks with a focus on beneficiaries of consolidation and those less affected by rising raw material costs; and (5) overweight in selective commodity stocks.

Economic and Strategy Review
 Economic growth in China remains strong. GDP, loan growth and industrial production numbers all leaned towards the top-end of market expectations. Meanwhile, consumer price inflation remained high throughout the second quarter of 2007, driven mainly by rising food prices. During the period, the Peoples’ Bank of China continued to raise lending rates as well as the reserve requirement ratio in order to absorb excess liquidity. Tightening measures also extended to the stock market on the strong rally in the China A-share market. Introduction of a stock trading stamp duty led to a short but sharp correction in early March. But against this backdrop, solid corporate earnings continued to drive the re-rating of the market.

The key feature of the Chinese government’s latest five year plan is the boost to infrastructure spending. A more efficient infrastructure network is essential for production of heavy machinery as well as other high-value-added export products. Railway, toll road and port construction spending will subsequently benefit domestic construction companies and in addition the demand for commodities such as cement, steel and aluminium. Meanwhile a Chinese government policy of encouraging more disciplined capacity expansion and elimination of inefficient producers, supports the earnings profile for selective commodity stocks.

The Greater China Fund, Inc.

Interim Report of the Investment Manager

concluded

In terms of the large market capitalization stocks, we prefer the banking and property sectors. Commercial banks actually benefit from the hike in lending rates. Strong corporate earnings help drive down the bad debt ratio and provisions. Forthcoming earnings announcements are expected to serve as a catalyst for a further re-rating of this sector. With respect to property, a gradual rise in prices is being seen across second-tier cities, mainly driven by domestic buying and replacement demand. The “wealth effect” generated by a buoyant stock market can be expected to add further upward pressure. A number of large-cap stocks have significantly lagged the market during the first half of the year and are poised for a catch-up.

The lack of a re-rating catalyst continued to keep pure Hong Kong stocks at bay during the first half of 2007. However, the economic backdrop remains healthy with strong retail sales and low unemployment. We remain selective with a preference for high quality retailers.

With respect to Taiwan, the country discount brought about by the poor cross-strait relationship has started to narrow with expectations of a change in the ruling party following the 2008 presidential elections. Value is appearing in selective companies and on any market correction we would look to add exposure. On the overall Fund strategy, our major overweight exposure remains with China rather than Hong Kong or Taiwan. Our exposure in China will continue to focus on domestic plays such as banks, retail, and property. We also favor infrastructure and commodity stocks, especially those industry leaders set to benefit from consolidation. On manufacturing and industrials, again we continue to focus on industry leaders with stronger pricing power amid an environment with rising raw material and energy costs. In Hong Kong, we favor those retailers who can pass through rental costs. In Taiwan, we are selective in technology stocks but are also looking to accumulate undervalued asset plays in anticipation of a market re-rating in 2008.

Overall we remain positive on the prospects for China and expect catalysts such as further relaxation of QDII in the second half of 2007. With an expanding investment universe supported by quality IPOs, improved corporate governance, rising currency and reasonable valuations, we believe China will continue to attract significant inflows.

Baring Asset Management (Asia) Ltd.
July 18, 2007

The Fund realizes that information and visibility is important to shareholders and for this reason, the Fund makes available its corporate filings, monthly fact sheets, NAV and pricing information and news and events announcements on its website at www.greaterchinafund.com. We encourage all shareholders interested in receiving the most up-to-date information about the Fund via e-mail to visit the website’s homepage and register with the Fund’s “alert service”.

The Greater China Fund, Inc.

Top Ten Equity Holdings

As of June 30, 2007
(Unaudited)

Percentage of
Net Assets

China Communications Construction Co. Ltd. “H”	6.0%
Guangzhou R&F Properties Co. Ltd. “H”	5.5
China Overseas Land & Investment Ltd.	3.7
China Merchants Bank Co. Ltd. “H”	3.5
Parkson Retail Group Ltd.	3.4
Hong Kong Exchanges & Clearing Ltd.	3.3
Ports Design Ltd.	2.8
Anhui Conch Cement Co. Ltd. “H”	2.8
Peace Mark Holdings Ltd.	2.7
Aluminum Corporation of China Ltd. “H”	2.5

Total	36.2%

The Greater China Fund, Inc.

Industry Diversification

As of June 30, 2007
(Unaudited)

Percentage of
Net Assets

EQUITIES
Automobile	1.2%
Commodities	14.6
Consumption	21.8
Energy	4.4
Financials	12.1
Machinery & Engineering	12.7
Miscellaneous	6.8
Real Estate	10.6
Technology	2.6
Telecommunications	2.3
Transportation	9.2

TOTAL EQUITIES	98.3
CONVERTIBLE BOND	0.7
SHORT-TERM INVESTMENT	1.1
INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED	17.0

TOTAL INVESTMENTS	117.1
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS	(17.1)

NET ASSETS	100.0%

The Greater China Fund, Inc.

Portfolio of Investments
June 30, 2007
(Unaudited)
		Value
Shares	Description	(Note 1)

	EQUITIES — 98.3%

	CHINA — 70.4%
	Automobile — 1.2%
4,382,500	Great Wall Motor Co. Ltd. “H”	$6,368,104

	Commodities — 12.3%
7,926,000	Aluminum Corporation of China Ltd. “H”(1)	13,362,243
2,558,000	Angang New Steel Co. Ltd. “H”	5,261,341
2,146,000	Anhui Conch Cement Co. Ltd. “H”(1)	15,097,405
4,643,200	Bengang Steel Plates Co. Ltd. “B”	4,822,623
5,044,000	China Molybdenum Co. Ltd. “H”	9,742,309
10,364,000	Hunan Non-Ferrous Metal Corp. Ltd. “H”	6,442,784
13,582,000	Shougang Concord International Enterprises Co. Ltd.	2,675,435
16,510,000	Zijin Mining Group Co. Ltd. “H”	9,714,373

		67,118,513

	Consumption — 12.1%
368,000	Belle International Holdings Ltd.	406,227
15,315,000	China Hongxing Sports Ltd.(1)	9,012,063
2,890,000	Hengan International Group Co. Ltd.	10,276,673
6,384,887	Kingway Brewery Holdings Ltd.(1)	2,678,779
1,640,000	Li Ning Co. Ltd.(1)	3,977,334
2,877,000	Parkson Retail Group Ltd.	18,436,882
5,399,000	Ports Design Ltd.	15,193,083
5,280,000	Wumart Stores Inc. “H”(1) (3)	2,769,030
650,000	Yantai Changyu Pioneer Wine Co. Ltd. “B”	3,240,064

		65,990,135

	Energy — 4.4%
1,989,000	China Coal Energy Co. “H”	2,981,757
6,320,000	China Oilfield Services Ltd. “H”(1)	6,378,286
2,652,000	China Shenhua Energy Co. Ltd. “H”	9,260,748
4,847,000	CNOOC Ltd.	5,493,089

		24,113,880

	Financials — 4.9%
11,125,000	China Construction Bank “H”	7,655,828
6,284,000	China Merchants Bank Co. Ltd. “H”	19,130,355

		26,786,183

		Value
Shares	Description	(Note 1)

	CHINA — (continued)

	Machinery & Engineering — 12.1%
18,270,274	China Communications Construction Co. Ltd. “H”	32,717,717
64,000	China High Speed Transmission Equipment Group Co. Ltd.	58,545
4,172,000	China Infrastructure Machinery Holdings Ltd.(1)	9,114,693
2,338,000	Dongfang Electrical Machinery Co. Ltd. “H”	12,949,181
8,655,000	Yangzijiang Shipbuilding Holdings Ltd.	10,865,082

		65,705,218

	Miscellaneous — 3.1%
66,605	Mindray Medical International Ltd. ADR (1) (2)	2,033,451
5,262,369	Nine Dragons Paper Holdings Ltd.	12,264,209
25,000,000	Sunlink International Holdings Ltd.	2,238,453

		16,536,113

	Real Estate — 10.6%
12,762,500	China Overseas Land & Investment Ltd.(1)	19,916,154
9,768,800	Guangzhou R&F Properties Co. Ltd. “H”(1)	29,926,548
1,034,000	Hopson Development Holdings Ltd.(1)	2,903,120
349,000	KWG Property Holdings Ltd.	328,269
2,037,500	Shimao Property Holdings Ltd.(1)	4,555,635

		57,629,726

	Technology — 0.4%
205,400	Qiao Xing Mobile Communication Co. Ltd.(1)	1,936,922

	Telecommunications — 2.3%
1,179,500	China Mobile (Hong Kong) Ltd.	12,665,681

	Transportation — 7.0%
8,478,000	Air China Ltd. “H”	6,474,074
3,344,060	China International Marine Containers (Group) Co. Ltd. “B”	8,276,847

The Greater China Fund, Inc.

		Value
Shares	Description	(Note 1)

	CHINA — (concluded)

	Transportation — (concluded)
8,721,000	China Shipping Container Co. Ltd. “H”	$5,956,861
1,964,000	China Shipping Development Co. Ltd. “H”	4,542,028
11,408,000	Guangshen Railway Co. Ltd. “H”	9,076,320
2,286,000	Zhuzhou Times Electric Co. Ltd. “H”	3,929,935

		38,256,065

	Total China	383,106,540

	HONG KONG — 19.4%

	Consumption — 9.7%
743,700	Esprit Holdings Ltd.	9,436,682
3,534,000	Li & Fung Ltd.	12,724,913
2,746,500	Lifestyle International Holdings Ltd.(1)	10,662,233
10,800,000	Peace Mark Holdings Ltd.(1)	14,753,834
10,584,000	Xinyu Hengdeli Holdings Ltd.(1)	5,185,116

		52,762,778

	Financials — 4.4%
1,285,500	Hong Kong Exchanges & Clearing Ltd.	18,169,553
543,500	Wing Lung Bank Ltd.	5,505,980

		23,675,533

	Miscellaneous — 3.7%
3,346,000	Lee & Man Paper Manufacturing Ltd.(1)	9,266,031
17,668,964	Pico Far East Holdings Ltd.(1)	5,650,163
13,486,000	Samling Global Ltd.(2)	5,226,797

		20,142,991

	Technology — 0.6%
9,860,000	Scud Group Ltd.(2)	3,380,038

	Transportation — 1.0%
2,277,000	Cathay Pacific Airways Ltd.	5,667,816

	Total Hong Kong	105,629,156

	TAIWAN — 1.6%

	Technology — 1.6%
989,947	Hon Hai Precision Industry Co. Ltd.	8,554,279

Number		Value
of Warrants	Description	(Note 1)

	WARRANTS (2) — 6.9%

	CHINA — 6.9%

	Commodities — 2.3%
1,463,802	Jiaozuo Wanfang, expires 05/23/12	5,186,251
1,192,135	Zhongjin Gold, expires 02/15/12	7,347,104

		12,533,355

	Financials — 2.8%
800,000	BNP Paribas, expires 12/10/09	3,844,800
1,443,623	Shanghai Pudong, expires 01/12/09	7,007,346
937,303	Shanghai Pudong, expires 12/10/09	4,504,800

		15,356,946

	Machinery & Engineering — 0.6%
1,132,075	Shanghai Zhenhua Port, expires 08/10/09	2,984,036

	Transportation — 1.2%
1,263,000	Daqin Railway, expires 08/03/09	2,512,107
2,079,103	Daqin Railway, expires 08/10/09	4,175,774

		6,687,881

	Total Warrants	37,562,218

	Total Equities (cost $297,245,870)	534,852,193

Shares
	CONVERTIBLE BOND — 0.7%

	Consumption — 0.7%
31,200,000	China Retail Concepts, 8.40%, due 02/28/09 (cost $3,995,620)	3,990,842

	Total Long-Term Investments
	(cost $301,241,490)	538,843,035

	SHORT-TERM INVESTMENT — 1.1%

	Money Market Fund* — 1.1%
5,817,510	Morgan Stanley USD Liquid Cash Reserve, 5.28% (cost $5,817,510)	5,817,510

The Greater China Fund, Inc.

		Value
Shares	Description	(Note 1)

	INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED — 17.0%

	Money Market Funds* — 13.3%
104	AIM Liquid Assets Portfolio, 5.18%	$104
34	AIM Prime Portfolio, 5.22%	34
15,163,819	BlackRock Cash Strategies, 5.26%	15,163,819
449	DWS Money Market Fund, 5.27%	449
5,996,478	UBS Enhanced Yield Portfolio, 5.27%	5,996,478
51,273,624	UBS Private Money Market Fund LLC, 5.25%	51,273,624

	Total Money Market Funds
	(cost $72,434,508)	72,434,508

(1)  All or a portion of the security is on loan. The aggregate market value of such securities is $86,666,681; cash collateral of $92,562,911 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(2) Non-income producing security.
(3) Security is being fair valued by a valuation committee under the direction of the Board of Directors. At June 30, 2007, the value of this security amounted to $2,769,030 or 0.5% of net assets.
* Rates shown reflect yield at June 30, 2007.
ADR - American Depository Receipt.
Principal		Value
Amount	Description	(Note 1)

	INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED — (concluded)

	Repurchase Agreement — 3.7%
$20,128,403	Repurchase Agreement dated 06/29/07 with Barclays, 5.30%, due 07/02/07 collaterized by United States Treasury or Federal Agency obligations, value $20,533,227
	(cost $20,128,403)	20,128,403

	Total Investments of Cash Collateral from Securities Loaned (cost $92,562,911)	92,562,911

	Total Investments — 117.1%
	(cost $399,621,911)	637,223,456
	Liabilities, in excess of cash and other assets — (17.1%)	(92,896,244)

	Net Assets — 100.0%	$544,327,212

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Assets and Liabilities
June 30, 2007
(Unaudited)

Assets
Investments in unaffiliated securities (cost $307,059,000)*	$544,660,545
Investments of cash collateral from securities loaned (cost $92,562,911)	92,562,911
Foreign currency (cost $359,851)	359,818
Dividends & interest receivable	1,173,699
Other assets	23,750

Total assets	638,780,723

Liabilities
Payable for cash collateral for securities loaned	92,562,911
Payable for securities purchased	674,820
Investment management fee payable	473,773
Professional services	192,902
Administration fee payable	84,481
Payable to custodian	51,602
Accrued expenses	413,022

Total liabilities	94,453,511

Net Assets	$544,327,212

Composition of Net Assets
Common stock, $0.001 par value; 16,828,042 shares issued and outstanding (100,000,000 shares authorized)	$16,828
Paid-in capital in excess of par	217,101,597
Distributions in excess of net investment income	(3,363,609)
Accumulated net realized gain on investments	92,835,030
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	237,737,366

Net Assets	$544,327,212

Shares Outstanding	16,828,042

Net Asset Value Per Share	$32.35

*	Includes $86,666,681 of investments in securities on loan, at value.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Operations
For the Six Months Ended June 30, 2007
(Unaudited)

Investment Income
Dividends	$4,178,869
Securities lending income	278,577
Interest income	103,597

Total investment income	4,561,043

Expenses
Investment management fees	2,549,863
Administration fees	447,985
Directors’ fees and expenses	264,805
Custodian and accounting fees	241,957
Professional services	166,619
Reports and notices to shareholders	60,348
New York Stock Exchange listing fee	11,777
Transfer agent fees and expenses	5,951
Miscellaneous expenses	54,094

Total expenses	3,803,399

Net investment income	757,644

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	62,613,818
Foreign currency transactions	(279,709)

62,334,109
Net change in unrealized appreciation (depreciation) of:
Investments	68,589,546
Other assets and liabilities denominated in foreign currencies	124,086

Net realized and unrealized gain on investments and foreign currency transactions	131,047,741

Net Increase in Net Assets From Investment Operations	$131,805,385

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Changes in Net Assets
	For the Six
	Months Ended	For the Year
	June 30, 2007	Ended
	(Unaudited)	December 31, 2006

Increase from Investment Operations
Net investment income	$757,644	$2,166,317
Net realized gain (loss) from:
Investments	62,613,818	66,281,300
Foreign currency transactions	(279,709)	33,635
Net change in unrealized appreciation/depreciation of:
Investments	68,589,546	136,961,330
Other assets and liabilities denominated in foreign currencies	124,086	(8,218)

Total increase from investment operations	131,805,385	205,434,364

Dividends and distributions to shareholders from:
Net investment income and net realized gains from foreign currency transactions	—	(7,609,899)
Net realized gains	—	(36,944,376)

Total dividends and distributions to shareholders	—	(44,554,275)

Common Stock Transactions
Additional offering costs	—	(17,941)
Reinvestment of dividends resulting in issuance of common stock	982,532	—

Net increase (decrease) in net assets from capital stock transactions	982,532	(17,941)

Net increase in net assets	132,787,917	160,862,148

Net Assets
Beginning of period	411,539,295	250,677,147

End of period (including undistributed (distributions in excess of) net investment income of ($3,363,609) and ($4,121,253), respectively)	$544,327,212	$411,539,295

See Notes to Financial Statements.

The Greater China Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1    Organization and Significant Accounting Policies

The Greater China Fund, Inc. (the “Fund”) was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies that derive or are expected to derive a significant portion of their revenues from goods produced or sold or investments made or services performed in China. Investment operations commenced on July 23, 1992.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments
Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Baring Asset Management (Asia) Limited to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian segregates or takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase

The Greater China Fund, Inc.

transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

Investment Transactions and Investment Income
Investment transactions are recorded on the trade date. Realized gains and losses on investment and foreign currency transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Occasionally, dividends are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income and expenses are recorded on an accrual basis.

Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

(i)	the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and
(ii)	purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. Accordingly, such currency gain or loss is included in net realized gain or loss on investments. However, pursuant to U.S. federal tax regulations, the Fund does not isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of any foreign currency-denominated debt obligations; such amounts are categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain or loss from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation or depreciation of investments and other assets and liabilities denominated in foreign currencies on the Statement of Operations. Net realized foreign currency gain or loss is treated as ordinary income (loss) for income tax reporting purposes.

Dividends and Distributions
Dividends and distributions are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are

The Greater China Fund, Inc.

considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Tax Status
     China
Presently, as a result of a ruling issued in July 1993 (the “July Ruling”), The People’s Republic of China (“PRC”) State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 10% withholding tax. The withholding tax on capital gains on debt securities was reduced from 20% to 10%, via a circular issued by the Chinese State Council on November 18, 2000. This circular is a temporary provision and does not specify the expiration date.

In the future, were the above provisions to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%, however lower treaty rates may apply.

     Hong Kong
Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 17.5% for corporations.

     Other Foreign Countries
The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

Note 2    Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency

The Greater China Fund, Inc.

exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

Note 3    Investment Management and Administration Agreements

The Fund has an investment management agreement (“Investment Management Agreement”) with Baring Asset Management (Asia) Limited (the “Investment Manager”), an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with broker-dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million.

Prudential Investments LLC (the “Administrator”), has an administration agreement (“Administration Agreement”) with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets.

The Board of Directors has appointed an employee of the Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of the Investment Company Act.

Note 4    Transactions with Affiliates and Related Entities

The Investment Manager, out of its own assets, pays UBS Securities LLC a fee, accrued weekly and paid quarterly, in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities) in accordance with the following schedule:

Average Weekly Net Assets

Under $125 million	0.05%

$125 million up to $150 million	0.06%

$150 million up to $175 million	0.07%

$175 million up to $200 million	0.08%

$200 million up to $225 million	0.09%

Over $225 million	0.10%

The Greater China Fund, Inc.

For the six months ended June 30, 2007, the Investment Manager, not the Fund, paid or accrued $224,000 to UBS Securities LLC for such services.

Certain employees of the Administrator and Investment Manager serve as officers of the Fund and an employee of UBS Financial Services, Inc., an indirect wholly-owned subsidiary of UBS AG, serves as a director of the Fund; however they receive no compensation from the Fund.

Note 5    Securities Lending

 The Fund may lend up to 27.5% of its total assets to qualified broker-dealers or institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund’s lending agent is UBS Securities LLC, a wholly-owned indirect subsidiary of UBS AG. For the six months ended June 30, 2007, the Fund earned $278,577 and UBS Securities LLC earned $119,388 in compensation as the Fund’s lending agent. At June 30, 2007, the Fund owed UBS Securities LLC $17,041 in compensation as the Fund’s lending agent.

Note 6    Purchases and Sales of Securities

 For the six months ended June 30, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $166,450,298 and $185,832,645, respectively.

Note 7    Federal Tax Status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The Greater China Fund, Inc.

The tax character of distributions paid during the fiscal year ending December 31, 2006 was as follows:

Distributions paid from:
Ordinary income	$27,727,176
Net realized gains	16,827,099

$44,554,275

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$25,286,467
Undistributed long-term gains	5,681,819
Unrealized appreciation	165,642,686
Capital and other losses	(1,207,570)

Total accumulated earnings	$195,403,402

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending December 31, 2007.

For federal income tax purposes the tax cost of investments and components of net unrealized appreciation of investments at June 30, 2007 were as follows:

Tax cost of investments	$403,000,527

Gross unrealized appreciation	235,472,078
Gross unrealized depreciation	(1,249,149)

Net unrealized appreciation	$234,222,929

The differences between book-basis and tax-basis unrealized appreciation of investments is attributable primarily to the deferral of losses on wash sales and investments in passive foreign investment company.

Note 8    Capital Stock

 There are 100,000,000 shares of $0.001 par value capital stock authorized. The Fund issued 32,854 shares in connection with the Fund’s dividend reinvestment plan of common stock for the six months ended June 30, 2007. For the year ended December 31, 2006, there were no transactions in shares of common stock.

Note 9    New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions

The Greater China Fund, Inc.

should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

On September 20, 2006; the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair-value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

The Greater China Fund, Inc.

Financial Highlights

     Selected data for a share of common stock outstanding throughout each period is presented below:

	For the
	Six Months	For the Years Ended
	Ended	December 31,
	June 30, 2007
	(Unaudited)	2006	2005	2004	2003	2002

Net asset value, beginning of period	$24.50	$14.93	$17.18	$16.57	$10.06	$10.59

Increase (Decrease) From Investment Operations
Net investment income	0.05 *	0.13	0.19 *	0.20	0.27	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	7.80 *	12.09	1.47 *	0.96	6.50	(0.58)

Total from investment operations	7.85	12.22	1.66	1.16	6.77	(0.49)

Dividends and Distributions to Shareholders
From net investment income and net realized gains from foreign currency transactions	—	(0.45)	(0.43)	(0.21)	(0.26)	(0.04)
From net realized gains	—	(2.20)	(2.25)	(0.34)	—	—

	—	(2.65)	(2.68)	(0.55)	(0.26)	(0.04)

Fund Share Transactions
Dilutive effect of rights offering	—	—	(1.04)	—	—	—
Offering costs charged to paid-in capital in excess of par	—	— **	(0.19)	—	—	—

Total Fund share transactions	—	—	(1.23)	—	—	—

Net asset value, end of period	$32.35	$24.50	$14.93	$17.18	$16.57	$10.06

Market value, end of period	$26.81	$31.48	$13.04	$15.75	$19.12	$8.82

Total Investment Return(1)	(14.83)%	168.90%	(0.72)%	(14.77)%	120.13%	1.15%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$544,327	$411,539	$250,677	$216,434	$208,699	$126,640
Ratio of expenses to average net assets	1.70%	1.86%	2.09%	2.28%	2.04%	2.17%
Ratio of net investment income to average net assets	0.34%	0.66%	1.04%	1.17%	2.20%	0.84%
Portfolio turnover	37%	114%	140%	66%	85%	38%

*	Based on average shares outstanding.
**	Amount represents less than $0.005 per share.
(1)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

 Dividend Reinvestment Plan
Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless PFPC Inc. (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable US withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable US withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per-share purchase price paid by the Plan Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. The Plan Agent will forward to the participant any proxy solicitation material and will vote any shares of common stock it holds for the participant solely in accordance with the proxy the participant returns to the Fund.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

The Greater China Fund, Inc.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

Quarterly Form N-Q Portfolio Schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Fund’s website at http://www.greaterchinafund.com or on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-331-1710.

Proxy Voting Policies, Procedures and Record

You may obtain a description of the Fund’s proxy voting policies and procedures, and its proxy voting record, without charge, upon request by contacting the Fund directly at 1-800-331-1710, online on the Fund’s website: http://www.greaterchinafund.com, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Annual Shareholders’ Meeting

The Fund’s annual meeting of shareholders was held on June 28, 2007. Shareholders voted to re-elect Mr. Edward Y. Baker, Mr. John A. Bult and Mr. Jonathan J.K. Taylor as Class I Directors. The resulting vote count for each proposal is indicated below:

	For	Against	Withheld Authority

Election of Directors:
Mr. Edward Y. Baker	14,119,134	—	182,838
Mr. John A. Bult	14,082,570	—	219,402
Mr. Jonathan J.K. Taylor	14,120,691	—	181,281

In addition to the above Directors, Mr. Richard B. Bradley, Mr. John A. Hawkins, Mr. C. William Maher and Mr. Tak Lung Tsim continue to serve as Directors of the Fund.

The Greater China Fund, Inc.

BOARD OF DIRECTORS CONSIDERATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT

On February 26, 2007 the Board of Directors of the Fund approved the continuation of the Fund’s existing Investment Management Agreement with the Investment Manager until June 30, 2008. No stockholder approval was required to extend the Fund’s Investment Management Agreement.

The Board considered several factors in connection with its approval of extending the Fund’s existing Investment Management Agreement. The Board reviewed the nature, extent and quality of the management services provided by the Investment Manager and in connection therewith received a report from the Investment Manager detailing the scope of the Investment Manager’s operations, the breadth and depth of its management, investment and research personnel and the various support and administrative services that the Investment Manager provides to the Fund. The Investment Manager has acted as the Fund’s investment manager since 1992, which has afforded the Board significant and continuing opportunity to evaluate the services provided to the Fund by the Investment Manager. Based on its experience and familiarity with the Investment Manager and the foregoing review and analysis, the Board concluded that the Investment Manager provides high quality investment management services to the Fund.

The Board also considered the investment performance of the Fund and in connection therewith reviewed, among other items, a report by UBS Investment Bank that included a comparison of the Fund’s net asset value return over a one year, a three year and a five year period (in each case ending January 31, 2007) against the returns realized over comparable periods by five other United States listed, closed-end China region equity funds. The Fund was first of five over one year and three years and third of five (but above the average of all five funds) over five years. The Board also reviewed the performance of the Fund’s net asset value over a one year, a three year and a five year period (in each case ending January 31, 2007) against a benchmark index, the MSCI Zhong Hua (Free) Index. The Fund’s net asset value return outperformed the MSCI Zhong Hua (Free) Index for the one and five year periods and was slightly below the MSCI Zhong Hua (Free) Index for the three year period.

The Board also evaluated the management fees payable to the Investment Manager and the benefits realized by the Investment Manager from its management arrangements with the Fund. Specifically, the Board reviewed a detailed report prepared by the Investment Manager on the costs to the Investment Manager of providing management and other services to the Fund (for the purposes thereof management staff costs were allocated directly to the Fund and support, compliance and overhead costs were allocated among managed accounts on a percentage of assets basis) and the profit margin earned by the Investment Manager thereon. The Board found such profit margin to be reasonable for the services provided. The Board also reviewed the management fees payable by other China region funds listed on the New York Stock Exchange (which averaged 1.14% for the 2006 fiscal year as stated in the Investment Manager’s report) and by other comparable accounts managed by the Investment Manager and its affiliates (the Investment Manager’s report showed that two emerging market retail funds, including one China region fund, had fee rates of 1.25% and 1.50% of net assets, respectively, and an open-end China fund had fees of 2% of net assets plus a performance fee). Finally, the Board considered (i) the fact that the Investment Manager benefits from its management agreement with the Fund through its receipt, pursuant to commission sharing arrangements, of research and other services from brokers who execute trades for the Fund and other accounts managed by the Investment Manager and (ii) the more extensive regulatory and compliance requirements that the Investment Manager is subject to in connection with a United States listed managed account like the Fund in comparison to its non-U.S. managed accounts and the costs that result therefrom.

Based upon these inputs, the Board determined that management fees at a rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million were reasonable for the management services the Investment Manager provides to the Fund based upon the current size of the Fund. The Board noted that the Fund and its stockholders are now benefiting from economies of scale as the Fund grows in size since the Fund’s net asset value is now in excess of the $250 million breakpoint level above which the reduced fee rate applies.

The Greater China Fund, Inc.

CHANGES IN THE FUND’S PORTFOLIO MANAGER

Effective July 13, 2007 Henry Chan became the Fund’s portfolio manager, the person associated with the Investment Manager who is primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Chan’s business experience during the past five years includes the management of both Asian regional and specialist mandates. He joined Baring Asset Management in 2004 as co-manager of the Baring China Absolute Return Fund and Baring Korea Trust. He became the Head of the Asian Investment Team in 2006. Prior to joining Baring Asset Management he worked at INVESCO (formerly LGT) where he handled a number of Pacific Basin (including Japan) and Asia ex Japan portfolios. He was also the lead fund manager of INVESCO Asia NET Fund, INVESCO GT Taiwan Fund and a number of Greater China portfolios.

In addition to the Fund, Mr. Chan was also responsible for the day-to-day management of the portfolio of the following accounts as of July 31, 2007:

	Registered	Other Pooled
	Investment	Investment	Other
	Companies	Vehicles	Accounts

Number of Accounts	0	8	4
Total Assets (US$million)	$0	$6,631	$1,603

There are no material conflicts of interest that arise as a result of Mr. Chan’s management of these other accounts.

Mr. Chan does not receive compensation from the Fund. As of July 31, 2007, Mr. Chan owned 1,300 shares in the Fund.

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Directors
Richard B. Bradley, Chairman
Edward Y. Baker
John A. Bult
John A. Hawkins
C. William Maher
Jonathan J.K. Taylor
Tak Lung Tsim

Executive Officers
Ronald G.M. Watt, President
Brian Corris, Vice President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer and Principal Financial and Accounting Officer
Deborah A. Docs, Chief Legal Officer and Secretary
Valerie M. Simpson, Chief Compliance Officer
Mitchell L. Edelstein, Assistant Treasurer
Peter Parrella, Assistant Treasurer
Andrew R. French, Assistant Secretary

Investment Manager
Baring Asset Management (Asia) Ltd.
19th Floor
Edinburgh Tower
15 Queen’s Road Central
Hong Kong

Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Shareholder Servicing Agent
PFPC Inc.
P.O. Box 43027
Providence, Rhode Island 02940-3027

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, New York 10036-6530

Legal Counsel
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
The financial information included herein is taken from the records of the Fund without examination by the independent registered public accounting firm, who did not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.
c/o Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
www.greaterchinafund.com
For information call (800) 331-1710

Additional information (including updated net asset value and market price) may be obtained on the Fund’s internet site.

The Greater China Fund, Inc.

Semi-Annual Report June 30, 2007

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)
It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)
There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Greater China Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs

Deborah A. Docs Secretary

Date	August 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald G.M. Watt

Ronald G.M. Watt President and Principal Executive Officer

Date	August 23, 2007

By (Signature and Title)*	/s/ Grace C. Torres

Grace C. Torres Treasurer and Principal Financial Officer

Date	August 23, 2007

* Print the name and title of each signing officer under his or her signature.